Exhibit 10.5
EXECUTION VERSION

REDEMPTION AGREEMENT
This REDEMPTION AGREEMENT (this “Agreement”), dated as of July 17, 2013, is entered into by and between Cloobeck Diamond Parent, LLC, a Nevada limited liability company (“CDP”), and each of the individuals and entities listed on Schedule A and Schedule B, hereto, including Trivergance Diamond Holdings, LLC (“TDH”) (each, a “Unitholder,” and collectively, the “Unitholders”). Capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in Article I below.
WHEREAS, Diamond Resorts International, Inc., a Delaware corporation (“DRI”), is contemplating an initial public offering of its common stock, $0.01 par value per share (the “Common Stock”), pursuant to which the implied value of the shares of Common Stock to be issued to the “Exchanging Members” pursuant to the “Exchange Agreement” (each as defined below) would be at least $684,260,000 (such an initial public offering, the “IPO”);
WHEREAS, contemporaneously herewith, and in contemplation of, and as part of a single transaction with, the IPO, CDP, DRI, Diamond Resorts Parent, LLC, a Nevada limited liability company (“DRP”), the Unitholders and certain other members of DRP (collectively, the “Exchanging Members”), along with certain other individuals and entities that will not be members of DRP at the time of the LLC Exchange (as defined below) are entering into that certain Exchange Agreement (the “Exchange Agreement”), dated as of the date hereof and effective immediately prior to the IPO, pursuant to which the Exchanging Members will transfer their respective Class A and Class B Units of DRP (including those Class A Units of DRP to be acquired pursuant to this Agreement) to DRI in exchange for shares of Common Stock (the “LLC Exchange”);
WHEREAS, immediately prior to the consummation of the transactions contemplated by the Exchange Agreement, CDP desires to purchase and redeem certain units of CDP from each Unitholder listed on Schedule A hereto, and each Unitholder listed on Schedule A hereto desires to transfer such securities to CDP in exchange for Class A Units of DRP, each as set forth on Schedule A hereto and on the terms and conditions set forth herein (the “Redemption”);
WHEREAS, TDH desires that the Class A Units of DRP that would otherwise be issued to TDH in exchange for the units of CDP held by TDH instead be issued to those individuals and entities set forth on Schedule B hereto, being the ultimate beneficial owners of TDH (the “TDH Distribution” and, together with the Redemption, the “Redemption Transactions”); and
WHEREAS, immediately prior to the Redemption, pursuant to that certain Redemption Agreement, by and among Best Amigos Partners, LLC (“BAP”), CDP, Marc Byron (“Byron”) and Lowell Kraff (the “BAP Redemption Agreement”): (i) BAP, which is currently a member of CDP and holds Class B Units of CDP, will redeem certain units of BAP held by Byron in exchange for a portion of the Class B Units of CDP; and (ii) at the direction of Byron, BAP will issue the Class B Units of CDP that would otherwise be issued to Byron to Byron Diamond Investments, LLC (“BDI”), a single-member limited liability company of which Byron is the sole member, and BDI will become a member of CDP.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
The following terms shall have the corresponding meanings for purposes of this Agreement:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. As used in this definition, the term “control” means the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of such a Person, whether through ownership of voting securities, by contract or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulation promulgated thereunder.

“Governmental Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country, or any domestic or foreign state, province, county, city, other political subdivision or any other similar body or organization exercising similar powers or authority.

“Law” means the common law of any jurisdiction, or any provision of any foreign, federal, state or local law, statute, rule, regulation, order, Permit, judgment, injunction, decree or other decision of any court or other tribunal or Governmental Authority legally binding on the relevant Person or its properties.

“Lien” means any lien, claim, charge, restriction, option, preemptive right, mortgage, hypothecation, assessment, pledge, encumbrance or security interest of any kind or nature whatsoever.

“Permit” means any permit, license, certification, approval, consent, notice, waiver, qualification, filing, exemption and authorization by or of, or registration with, any Governmental Authority.

“Person” means any individual, sole proprietorship, general partnership, limited partnership, limited liability company, joint venture, trust, unincorporated association, corporation, Governmental Authority or other entity or group (which term shall include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).

ARTICLE II
REDEMPTION OF REDEEMED UNITS

Subject to the terms of this Agreement, as of the Closing (as defined herein), CDP hereby redeems from each Unitholder the number of units of CDP set forth opposite such Unitholder’s name on Schedule A hereto, including all of such Unitholder’s right, title and interest (legal and equitable) therein and all of its rights with respect thereto (the “Redeemed Units”), in exchange for the number of Class A Units of DRP set forth opposite such Unitholder’s name on Schedule A hereto (the “Redemption Units”), and CDP hereby transfers such Redemption Units to such Unitholder (except in the case of TDH, for which the Redemption Units set forth opposite TDH on Schedule A shall instead be transferred to the TDH Owners, as set forth on Schedule B). TDH hereby directs CDP to deliver the Redemption Units that would otherwise be delivered to TDH directly to its ultimate beneficial owners, being those individuals and entities set forth on Schedule B hereto (the “TDH Owners”), in the amounts set forth on Schedule B hereto, and TDH hereby acknowledges and agrees that, upon delivery of such Redemption Units to the TDH Owners, the obligations of CDP with respect to the delivery of the Redemption Units that would have otherwise been delivered to TDH pursuant to this Agreement shall be satisfied in full. For purposes of this Agreement, the TDH Owners shall be included in the group hereinafter referred to as “Unitholders.”
ARTICLE III
CLOSING
Subject to the terms of this Agreement, the redemption of the Redeemed Units contemplated hereby shall take place at the offices of Katten Muchin Rosenman LLP, 525 W. Monroe Street, Chicago, or such other location as mutually agreed upon by the parties, immediately prior to the consummation of the transactions contemplated by the Exchange Agreement (the “Closing”). At the Closing, (i) the Redeemed Units held by each Unitholder listed on Schedule A shall be transferred to CDP, free and clear of all Liens (as defined herein), (ii) CDP shall reflect such transfers on the applicable books and records of CDP, (iii) the Redemption Units set forth opposite each Unitholder’s name on Schedule A shall be transferred to such Unitholder (except in the case of TDH, for which the Redemption Units set forth opposite TDH on Schedule A shall instead be transferred to the TDH Owners, as set forth on Schedule B), free and clear of all Liens (as defined herein), and (iv) DRP shall reflect such transfers on the applicable books and records of DRP.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF CDP
CDP represents and warrants to each Unitholder, as of the date hereof and as of the Closing, as follows:
Section 4.1.    Organization and Authority; Enforceability. CDP is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Nevada, and has full power, right and authority to enter into and perform its respective obligations under this Agreement and the other documents contemplated hereby to which it is a party. The execution, delivery and performance of this Agreement and each of the other documents contemplated hereby to which CDP is a party have been duly and properly authorized by all requisite action in accordance with applicable law and with that certain Fourth Amended and Restated Operating Agreement of CDP, dated as of September 12, 2012, by and among CDP and its members, as amended, and the Articles of Organization of CDP (together the “CDP Organizational Documents”), and each person executing, on behalf of CDP, this Agreement and any of the other documents contemplated hereby to which CDP is a party has the power and authority to execute and deliver this Agreement and each of the other documents contemplated hereby to which CDP is a party, to consummate the transactions contemplated hereby and thereby and to cause CDP to perform its obligations hereunder and thereunder.
Section 4.2.    Title to Redemption Units. CDP is the beneficial and record owner of the Redemption Units that it is transferring to the Unitholders pursuant to this Agreement, free and clear of any Liens. Upon the exchange for the Redeemed Units and delivery of the Redemption Units to the Unitholders in accordance with the terms of this Agreement, each Unitholder will acquire good and valid title to the Redemption Units being transferred to such Unitholder hereunder, free and clear of any Liens whatsoever.
Section 4.3.    No Conflicts; No Consents. The execution, delivery and performance of this Agreement, and the consummation by CDP of the transactions contemplated hereby, will not (i) conflict with the CDP Organizational Documents, (ii) constitute a violation by CDP of any Law applicable to CDP or its properties or assets or (iii) conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any Lien (or any obligation to create any Lien) upon any of the property or assets of CDP under any contract, agreement, indenture, letter of credit, mortgage, security agreement, pledge agreement, deed of trust, bond, note, guarantee, surety obligation, warranty, license, franchise, permit, power of attorney, lease, instrument or other agreement to which CDP is a party or by which any of CDP’s property or assets may be bound. No Permit, authorization, consent or approval of or by, or any notification of or filing with, any Person is required by CDP in connection with the execution, delivery and performance of this Agreement or the consummation by CDP of the transactions contemplated hereby (other than such notifications or filings required under applicable federal or state securities Laws, if any).
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE UNITHOLDERS
Each Unitholder represents and warrants to CDP as of the date hereof as follows:
Section 5.1.    Organization and Authority; Enforceability.
(a) If such Unitholder is an individual, such Unitholder is of sound mind and has full legal capacity to enter into, execute and deliver this Agreement and the other documents contemplated hereby and perform his or her obligations hereunder and thereunder, and each of this Agreement and the other documents contemplated hereby has been duly executed and delivered by such Unitholder and constitutes a legal, valid and binding obligation of such Unitholder, enforceable against such Unitholder in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or other laws relating to or affecting creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

(b) If such Unitholder is an entity, (i) such Unitholder is duly organized, validly existing and in good standing under the Laws of the state of its organization, and has full power, right and authority to enter into and perform its respective obligations under this Agreement and the other documents contemplated hereby to which it is a party; (ii) the execution, delivery and performance of this Agreement and each of the other documents contemplated hereby to which such Unitholder is a party have been duly and properly authorized by all requisite action in accordance with applicable Law and with the organizational documents of such Unitholder; and (iii) each person executing, on behalf of such Unitholder, this Agreement and any of the other documents contemplated hereby to which such Unitholder is a party has the power and authority to execute and deliver this Agreement and each of the other documents contemplated hereby to which such Unitholder is a party, to consummate the transactions contemplated hereby and thereby and to cause such Unitholder to perform its obligations hereunder and thereunder.
Section 5.2.    No Conflicts; No Consents. The execution, delivery and performance of this Agreement and the other documents contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate or conflict with or result in a breach of any of the terms, conditions or provisions of the organizational documents of such Unitholder, if such Unitholder is an entity; (ii) constitute a violation by such Unitholder of any Law applicable to such Unitholder or the properties or assets of such Unitholder; or (iii) conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), permit any party to terminate, amend or accelerate the provisions of, or result in the imposition of any Lien (or any obligation to create any Lien) upon any of the property or assets of such Unitholder under any contract, agreement, indenture, letter of credit, mortgage, security agreement, pledge agreement, deed of trust, bond, note, guarantee, surety obligation, warranty, license, franchise, permit, power of attorney, lease, instrument or other agreement to which such Unitholder is a party or by which any of such Unitholder’s property or assets may be bound. No Permit, authorization, consent or approval of or by, or any notification of or filing with, any Person is required by such Unitholder in connection with the execution, delivery and performance of this Agreement or the consummation by such Unitholder of the transactions contemplated hereby.
Section 5.3.    Title to Redeemed Units. Unitholder is the beneficial and record owner of the Redeemed Units that it is transferring pursuant to this Agreement, free and clear of any Liens. Upon the exchange of the Redeemed Units for the Redemption Units and delivery of the Redeemed Units to CDP in accordance with the terms of this Agreement, CDP will acquire good and valid title to such Redeemed Units being redeemed hereunder, free and clear of any Liens whatsoever.
ARTICLE VI
FURTHER AGREEMENTS OF THE PARTIES
Section 6.1.    Survival. All of the provisions of this Agreement shall survive the Closing. The representations and warranties of the Unitholders shall not be affected by any knowledge or investigation of CDP.
Section 6.2.    Other Transfer Restrictions; Joinder. Each Unitholder who is an employee, officer, manager or director of CDP hereby agrees to comply in all respects with any trading restrictions generally applicable to employees of CDP. No transfer of Units of CDP by a

Unitholder shall be deemed effective unless and until the transferee has agreed to assume all of such Unitholder’s rights and obligations under this Agreement by executing a joinder to this Agreement. Any purported sale or transfer of Units of CDP without compliance with the obligation in the preceding sentence shall be null and void ab initio.
Section 6.3.    Joinder to Operating Agreement. At the time of execution of this Agreement, each Unitholder other than TDH shall deliver an executed joinder to the Fifth Amended and Restated Operating Agreement of DRP, dated October 15, 2012, in the form attached hereto as Exhibit A.
Section 6.4.    Further Assurances. Each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.
Section 6.5.    Consent and Waiver. In connection with the execution and delivery of this Agreement, CDP and the Unitholders hereby consent to the transactions consummated at the Closing. CDP and each Unitholder hereby irrevocably waive any and all breaches, violations, conflicts, defaults, and events of default under the CDP Organizational Documents and any other agreement between CDP and such Unitholder which is in effect as of the date hereof, but only as such breaches, violations, conflicts, defaults, and events of default may occur in connection with the consummation of the transactions at the Closing.
Section 6.6.    Power of Attorney. Solely to facilitate the Redemption Transactions and the IPO, and solely with respect to each Unitholder’s capacity as a member of CDP or an owner of a member of CDP, each of the Unitholders hereby appoints Howard S. Lanznar, Jared T. Finkelstein and Mark D. Wood, and each of them severally, as such Unitholder’s true and lawful attorneys-in-fact and agents, with the power to act, with or without the others and with full power of substitution and resubstitution, for and on behalf of such Unitholder and in such Unitholder’s name, place and stead, to perform any and all acts and do all things and to execute any and all documents or instruments which are reasonably determined by said attorneys-in-fact and agents to be reasonably necessary or advisable in connection with the further documentation and consummation of the Redemption Transactions, solely to the extent the same need to be executed, taken or done by a Unitholder in such Unitholder’s capacity as a member of CDP or an owner of a member of CDP, including the power and authority to grant any approvals, consents or waivers or do any other acts, matters or things which shall be reasonably determined by said attorneys-in-fact and agents to be necessary or advisable in connection with the further documentation and consummation of the Redemption Transactions, including authorizing or implementing any transfers, transactions or actions reasonably determined by said attorneys-in-fact and agents to be necessary or advisable in connection therewith, hereby granting to such attorneys-in-fact and agents, and each of them, full power to do and perform any and all acts and things reasonably necessary or advisable to be done as such Unitholder might or could do in person, and hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, is given by each Unitholder in consideration of the benefits to accrue to such Unitholder in connection with this Agreement, the

Redemption Transactions and the IPO and in recognition of the reliance thereon by CDP, shall survive the death, incapacity or dissolution of any Unitholder, and is irrevocable until the earlier of (i) termination of this Agreement in accordance with its terms and (ii) the consummation of the Redemption Transactions and the IPO.
ARTICLE VII
MISCELLANEOUS
Section 7.1.    Expenses. Each party hereto shall be responsible for all expenses of such party incurred in connection with the transactions contemplated by this Agreement.

Section 7.2.    Notices.

(a) All notices, requests, demands, waivers and other communications to be given by any party hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified mail, postage prepaid, (ii) sent by hand delivery or reputable overnight delivery service or (iii) transmitted by fax or electronic mail (provided that a copy is also sent by reputable overnight delivery service) addressed, in the case of any Unitholder, to such Unitholder at the address set forth on the signature page of such Unitholder attached hereto, in the case of CDP, to Cloobeck Diamond Parent, LLC, 10600 West Charleston Boulevard, Las Vegas, Nevada 89135, Attention: Stephen Cloobeck and David Palmer, or, in each case, to such other address as may be specified in writing to the other parties hereto.

(b) All such notices, requests, demands, waivers and other communications shall be deemed to have been given and received (i) if by personal delivery, fax or electronic mail, on the day of such delivery, (ii) if by first-class, registered or certified mail, on the fifth business day after the mailing thereof or (iii) if by reputable overnight delivery service, on the first business day after the deposit therewith.

Section 7.3.    Termination. If the IPO has not been consummated by September 30, 2013, unless re-executed, this Agreement will be automatically terminated and will be of no further force and effect.

Section 7.4. Representatives, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their respective legatees, legal representatives, successors and assigns.

Section 7.5.     Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Section 7.6.     Arbitration. Any dispute, controversy or claim arising out of or relating to or concerning the provisions of this Agreement or any of the Exhibits hereto shall be finally settled by arbitration in Las Vegas, Nevada before a member serving on the National Roster of Arbitrators and Mediators of the American Arbitration Association (“AAA”), in accordance with the commercial arbitration rules of the AAA; provided, however, that, in addition to the right to compel arbitration of any dispute or controversy, CDP may bring an action or special proceeding in a state or federal court of competent jurisdiction sitting in Las Vegas, Nevada, whether or not an arbitration proceeding has theretofore been or is ever initiated, for the purpose of temporarily, preliminarily, or permanently enforcing the provisions of this Agreement or to enforce an arbitration award and, for the purposes of this provision, each Unitholder expressly consents to the jurisdiction of any such court in respect of any such action and waives to the fullest extent permitted by applicable law any objection to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in such court, agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate and irrevocably appoints Howard S. Lanznar as such Unitholder's agent for service of process in connection with any such action or proceeding, who shall promptly advise such participant of any such service of process.

Section 7.7.    Further Assurances. Each Unitholder agrees to execute such additional documents and take such further action as may be reasonably requested by CDP to effect the provisions of this Agreement.

Section 7.8.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. To the extent signed and delivered by means of a fax or other electronic transmission (including .pdf), this Agreement shall be treated in all manner and respect as an original agreement and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

Section 7.9.    Entire Agreement. This Agreement, including the Exhibits hereto, supersedes all prior negotiations, agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Each Unitholder expressly agrees that CDP has not made any representations, warranties, promises or inducements in connection with this Agreement other than as provided herein.

Section 7.10.    Legal Counsel. DRI and DRP have engaged Katten Muchin Rosenman LLP (“Katten”) in connection with IPO.  Katten has not acted as legal counsel to any party to this Agreement in connection with this Agreement or the IPO.  No legal counsel or tax advisor has been engaged by DRI or DRP to protect or otherwise represent the interests of the parties to this Agreement.  Each party to this Agreement engaged, or had the opportunity to engage, legal counsel and tax advisors with respect to the IPO and the preparation of this Agreement. Horwood Marcus & Berk Chartered acted as legal counsel to Trivergance Diamond Holdings, LLC, Best Amigos Partners, LLC, JStone, Inc. and Byron Diamond Investments, LLC, and to no other party, in connection with this Agreement.
Section 7.11.    Interpretation. Article titles and headings to sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation hereof. As used herein, “include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import; “writing,” “written” and comparable terms refer to printing, typing, lithography and other means of reproducing words in a visible form; references to a Person are also to its successors and permitted assigns; “hereof,” “herein,” “hereunder” and comparable terms refer to the entirety hereof and not to any particular article, section or other subdivision hereof or an attachment hereto; references to any gender include references to the plural and vice versa; references to this Agreement or other documents are as amended or supplemented from time to time; and references to “Article,” “Section” or another subdivision or to an attachment are to an article, section or subdivision hereof or an attachment hereto.
[SIGNATURE PAGES FOLLOW]

The parties hereto have executed this Redemption Agreement as of the date first written above.

CDP:
CLOOBECK DIAMOND PARENT, LLC
By:
/s/ Stephen J. Cloobeck
Name: Stephen J. Cloobeck
Title: Sole Manager

[Signature Page to Redemption Agreement]

UNITHOLDER:

TRIVERGANCE DIAMOND HOLDINGS, LLC

By:    /s/ Lowell D. Kraff
Name: Lowell D. Kraff
Title: Authorized Person

By:    /s/ Marc Byron
Name: Marc Byron
Title: Authorized Person

Address for purposes of notice:

1 N. Wacker Drive
48th Floor
Chicago, IL 60606

[Signature Page to Redemption Agreement]

UNITHOLDER:

DEIFIK RESORTS, LLC

By:    /s/ Bruce Deifik
Name: Bruce Deifik
Title: Manager

Address for purposes of notice:

251 S. Green Valley Parkway
Unit 2121
Henderson, NV 89012

[Signature Page to Redemption Agreement]

UNITHOLDER:

BEST AMIGOS PARTNERS, LLC

By:    /s/ Lowell D. Kraff
Name: Lowell D. Kraff
Title: Manager

Address for purposes of notice:

1 N. Wacker Drive
48th Floor
Chicago, IL 60606

[Signature Page to Redemption Agreement]

UNITHOLDER:

DIAMOND OURSURANCE, LLC

By:    /s/ Lowell D. Kraff
Name: Lowell D. Kraff
Title: Manager

Address for purposes of notice:

1 N. Wacker Drive
48th Floor
Chicago, IL 60606

[Signature Page to Redemption Agreement]

UNITHOLDER:

CHAUTAUQUA MANAGEMENT, LLC

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: Manager

Address for purposes of notice:

10600 West Charleston Boulevard
Las Vegas, NV 89135

[Signature Page to Redemption Agreement]

UNITHOLDER:

CHAUTAUQUA IIA, LLC

By:    /s/ David F. Palmer
Name: David F. Palmer
Title: Manager

Address for purposes of notice:

10600 West Charleston Boulevard
Las Vegas, NV 89135

[Signature Page to Redemption Agreement]

UNITHOLDER:

CHAUTAUQUA IIB, LLC

By:    /s/ Anne Palmer
Name: Anne Palmer
Title: Manager

Address for purposes of notice:

10600 West Charleston Boulevard
Las Vegas, NV 89135

[Signature Page to Redemption Agreement]

UNITHOLDER:

/s/ Steven Bell
Steven Bell

Address for purposes of notice:

10600 West Charleston Boulevard
Las Vegas, NV 89135

[Signature Page to Redemption Agreement]

UNITHOLDER:

/s/ Howard S. Lanznar
Howard S. Lanznar

Address for purposes of notice:

10600 West Charleston Boulevard
Las Vegas, NV 89135

[Signature Page to Redemption Agreement]

UNITHOLDER:

/s/ Brian Garavuso
Brian Garavuso

Address for purposes of notice:

10600 West Charleston Boulevard
Las Vegas, NV 89135

[Signature Page to Redemption Agreement]

UNITHOLDER:

PRAESUMO PARTNERS, LLC

By:    /s/ Lowell D. Kraff
Name: Lowell D. Kraff
Title: Managing Member

Address for purposes of notice:

1 N. Wacker Drive
48th Floor
Chicago, IL 60606

[Signature Page to Redemption Agreement]

UNITHOLDER:

JSTONE, INC.

By:    /s/ Jerry Stone
Name: Jerry Stone
Title: President

Address for purposes of notice:

1109 Shadow Ridge Drive
Sebring, FL 33872

[Signature Page to Redemption Agreement]

UNITHOLDER:

ELI FIELD DISCRETIONARY TRUST FOR SANDRA U/A/D 11/21/78

By:    /s/ Carey Cooper
Name: Carey Cooper
Title: Trustee

Address for purposes of notice:

600 Central Avenue
Suite 138

Highland Park, IL 60035

[Signature Page to Redemption Agreement]

UNITHOLDER:

BYRON DIAMOND INVESTMENTS, LLC

By:    /s/ Marc Byron
Name: Marc Byron
Title: Manager

Address for purposes of notice:

2200 Fletcher Avenue
4th Floor
Fort Lee, NJ 07024

[Signature Page to Redemption Agreement]

SCHEDULE A

Unitholder	Class A Units of CDP	Class B Units of CDP	Class C Units of CDP	DRP Class A Units Received in Exchange for Units of CDP
Trivergance Diamond Holdings, LLC	9,018.297	--	--	66.387*

Deifik Resorts, LLC	--	6,044.000	--	44.492

Best Amigos Partners, LLC	--	1,835.000	--	13.511

Byron Diamond Investments, LLC	--	2,424.000	--	17.841

Diamond OurSurance, LLC	--	1,800.000	--	13.251

Chautauqua IIA, LLC	--	2,165.000	--	15.937

Chautauqua IIB, LLC	--	2,165.000	--	15.937

Chautauqua Management, LLC	--	--	5,347.000	39.362

Steven Bell	--	--	1,418.260	10.440

Howard S. Lanznar	--	--	186.490	1.373

Brian Garavuso	--	--	93.250	0.686

*To be distributed to the individuals listed on Schedule B in the amounts set forth on Schedule B

SCHEDULE A

SCHEDULE B

Unitholder	DRP Class A Units to be Distributed from Units of CDP Issued to TDH
Best Amigos Partners, LLC	19.853

Praesumo Partners, LLC	8.560

JStone, Inc.	5.938

Eli Field Discretionary Trust for Sandra U/A/D 11/21/78	1.914

Byron Diamond Investments, LLC	13.942

Chautauqua Management, LLC	16.180

SCHEDULE B

EXHIBIT A
JOINDER
Reference is made to that certain Fifth Amended and Restated Operating Agreement of Diamond Resorts Parent, LLC, a Nevada limited liability company (the “Company”), dated as of October 15, 2012 (as amended and in effect from time to time, the “Agreement”), by and among those persons who execute the Agreement from time to time. Except as otherwise indicated, capitalized terms used herein are defined as set forth in the Agreement.
The undersigned, _______________________, in order to become a Member of the Company, agrees that it hereby becomes a party to the Agreement, and that it is bound by all of the restrictions, conditions and obligations applicable to the Members as set forth in the Agreement.
This Joinder shall take effect and shall become a part of the Agreement immediately upon execution (subject to the satisfaction or waiver of the notice requirement set forth in Section 11.3 of the Agreement).
Dated as of _______________, 2013 under the laws of the State of Nevada.

[NEW MEMBER] By: ________________________________ Name: Title:
ACCEPTED AND AGREED:
DIAMOND RESORTS PARENT, LLC By: __________________________________ Name: Title:

EXHIBIT A